Pacer Cash Cows Fund of Funds ETF
Schedule of Investments
January 31, 2025 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Pacer Developed Markets International Cash Cows 100 ETF (a)	610,796	$18,290,286
Pacer Global Cash Cows Dividend ETF (a)	530,050	18,392,735
Pacer US Cash Cows 100 ETF (a)	315,474	18,313,266
Pacer US Cash Cows Growth ETF (a)(b)	380,889	18,389,321
Pacer US Small Cap Cash Cows 100 ETF (a)(b)	406,223	17,918,496
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $84,420,291)		91,304,104

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC - 4.49% (c)	5,779,375	5,779,375
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,779,375)		5,779,375

TOTAL INVESTMENTS - 106.2% (Cost $90,199,666)		97,083,479
Liabilities in Excess of Other Assets - (6.2)%		(5,712,157)
TOTAL NET ASSETS - 100.0%		$91,371,322
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $5,542,060 which represented 6.1% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

	Share Activity				Period Ended January 31, 2025
Security Name	Balance as of May 1, 2024	Purchases	Sales	Balance January 31, 2025	Value	Dividend Income	Gain/(Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Pacer Developed Markets International Cash Cows 100 ETF	609,263	150,175	(148,642)	610,796	$ 18,290,286	$ 716,297	$ 393,414	$ (1,261,899)
Pacer Global Cash Cows Dividend ETF	563,787	116,991	(150,728)	530,050	18,392,735	738,050	432,769	(65,059)
Pacer US Cash Cows 100 ETF	339,100	66,802	(90,428)	315,474	18,313,266	255,995	855,329	177,014
Pacer US Cash Cows Growth ETF	460,089	77,589	(156,789)	380,889	18,389,321	32,506	1,073,466	2,210,324
Pacer Small Cap US Cash Cows 100 ETF	402,486	105,004	(101,267)	406,223	17,918,496	156,912	775,528	(1,472,211)

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Pacer Cash Cows Fund of Funds ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$91,304,104	$–	$–	$91,304,104
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,779,375
Total Investments	$91,304,104	$–	$–	$97,083,479

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,779,375 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.